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                                                                    EXHIBIT 99.1


Accelerated                                                              OCCAM
  Networks                                                              NETWORKS


                Accelerated Networks and Occam Networks Announce
                   the Results of Special Stockholders Meeting

MOORPARK and SANTA BARBARA, Calif. - May 14, 2002 - Accelerated Networks, Inc. (Nasdaq: ACCL) and Occam Networks Inc. today announced that the respective stockholders of each company approved the merger of a wholly-owned subsidiary of Accelerated Networks with and into Occam Networks Inc. The stockholders voted to approve the merger at special meetings held by each company yesterday. The stockholders of Accelerated Networks also approved an amendment to the company's certificate of incorporation which will change the name of Accelerated Networks to "Occam Networks, Inc." effective upon completion of the merger. The parties expect to close this transaction later today.

About Accelerated Networks, Inc.

     Accelerated Networks, headquartered in Moorpark, California, designs and develops multi service broadband access (MSBA) products that enable telecommunications service providers to bundle voice and data services over a single broadband access network. For additional information, please visit www.acceleratednetworks.com.

About Occam Networks Inc.

     Occam Networks Inc. develops and markets a suite of Broadband Loop Carriers, innovative Ethernet and IP-based loop carrier platforms that enable incumbent local exchange carriers to profitably deliver a variety of traditional and packet voice, broadband and IP services from a single, converged all-packet access network. Occam is headquartered in Santa Barbara, California. Additional information about the company can be found at www.occamnetworks.com.

                                    - more -

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                          Accelerated Networks and Occam Announce the Results of
                                           Special Shareholders Meeting - Page 2

     Accelerated Networks has filed a registration statement on Form S-4 in connection with the proposed merger between Accelerated Networks and Occam. In addition to this registration statement, Accelerated Networks files annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference room located at 450 5th Street, N.W., Washington, D.C., 20549. Investors should call the SEC at 1-800-SEC-0330 for further information on this public reference room. The reports, statements and other information filed by Accelerated Networks with the SEC are also available for free at the SEC's web site at www.sec.gov. A free
                                                         -----------
copy of these reports, statements and other information may also be obtained from Accelerated Networks.

                                       ###

Portions of this press release contain forward-looking statements regarding future events or the future performance of Accelerated Networks, Occam or the combined organization. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from any future performance suggested in such statements. These factors include, but are not limited to, general market conditions affecting communications service providers purchase of equipment, in particular, DSL-related equipment, changes in service providers' business models, the rate our customers deploy their networks, our customers' ability to secure financing, the timing of order and shipments of products, mix of products sold, changes in the prices of components, ability to maintain production volumes and secure key components, the ability of Accelerated Networks, Occam or the combined organization to develop new products to meet market demand, and the effects of natural disasters, international conflicts and other events beyond our control. Neither Accelerated Networks nor Occam undertake any obligation to publicly update any forward-looking statements as a result of new information, future events or otherwise. Please refer to Accelerated Networks' most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings with the SEC, including the proxy statement/prospectus, which contain and identify other important factors that could cause actual results to differ materially from those contained in any forward-looking statements.

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                          Accelerated Networks and Occam Announce the Results of
                                           Special Shareholders Meeting - Page 3



Contact:
Press and Trade Analysts              Investors and Financial Analysts
Daphne Page                           Jill Fukuhara
Director, Corporate Communications    FRB for Occam

Occam Networks Inc.                   +1 301 407 6539
+1 805 692 2919                       jfukuhara@webershandwick.com
dpage@occamnetworks.com
                                      Trudy Self
                                      Accelerated Networks, Inc.
                                      805-553-9680 x409
                                      investorrelations@acceleratednetworks.com